Exhibit 99.1

ITT EDUCATIONAL SERVICES, INC.
REPORTS 2015 THIRD QUARTER RESULTS

CARMEL, IN, November 5, 2015—ITT Educational Services, Inc. (NYSE:  ESI), a leading provider of technology-oriented postsecondary degree programs, today reported that diluted earnings per share in the first nine months of 2015 decreased to $0.54 compared to $0.60 in the first nine months of 2014.  New student enrollment in the third quarter of 2015 decreased 18.4% to 14,943 compared to 18,317 in the same period in 2014. Total student enrollment decreased 15.5% to 48,231 as of September 30, 2015 compared to 57,101 as of September 30, 2014.

The company provided the following information for the three and nine months ended September 30, 2015 and 2014:

Financial and Operating Data for the Three Months Ended September 30th, Unless Otherwise Indicated
(Dollars in millions, except per share data)

			Increase/
	2015	2014	(Decrease)

Revenue	$203.2	$242.6	(16.2)%
Operating Income	$12.5	$6.8	84.5%
Operating Margin	6.2%	2.8%	340 basis points
Net Income	$1.7	$10.3	(83.6)%
Earnings Per Share (diluted)	$0.07	$0.44	(84.1)%
New Student Enrollment(A)	14,943	18,317	(18.4)%
Continuing Students	33,288	38,784	(14.2)%
Total Student Enrollment as of September 30th (A)	48,231	57,101	(15.5)%
Persistence Rate as of September 30th (A)(B)	69.5%	69.9%	(40) basis points
Bad Debt Expense as a Percentage of Revenue	3.4%	6.9%	(350) basis points
Days Sales Outstanding as of September 30th	19.4 days	26.0 days	(6.6) days
Deferred Revenue as of September 30th	$121.3	$144.0	(15.8)%
Cash and Cash Equivalents as of September 30th	$131.5	$204.2	(35.6)%
Restricted Cash as of September 30th	$5.7	$6.0	(5.0)%
Collateral Deposits as of September 30th	$97.9	$8.7	1020.2%
Private Education Loans (current and non-current), Less Allowance for Loan Losses, as of September 30th (C)	$74.9	$94.6	(20.8)%
PEAKS Trust Senior Debt (current and non-current) as of September 30th (D)	$48.0	$140.5	(65.9)%
CUSO Secured Borrowing Obligation (current and non-current) as of September 30th (E)	$111.6	$122.5	(9.0)%
Financing Agreement/Credit Agreement (current) as of September 30th	$89.0	$50.0	78.0%
Weighted Average Diluted Shares of Common Stock Outstanding	23,937,000	23,703,000
Capital Expenditures, Net	$3.3	$1.8	84.1%

Financial and Operating Data for the Nine Months Ended September 30th
(Dollars in millions, except per share data)
	2015	2014	Increase/ (Decrease)

Revenue	$647.4	$718.6	(9.9)%
Operating Income	$51.8	$26.6	94.5%
Operating Margin	8.0%	3.7%	430 basis points
Net Income	$12.9	$14.3	(10.4)%
Earnings Per Share (diluted)	$0.54	$0.60	(10.0)%
Bad Debt Expense as a Percentage of Revenue	4.3%	6.6%	(230) basis points
Weighted Average Diluted Shares of Common Stock Outstanding	23,947,000	23,777,000
Capital Expenditures, Net	$5.8	$4.5	30.6%

_____________
(A)
Beginning in the three months ended September 30, 2015, the company changed its definition of a new student as it relates to first-time students who enroll in an online degree program.  Under the new definition, the online student must attend classes beyond the first 15 days of the program’s term (or 30 days, if the student was only enrolled in courses that are taught over a 12-week period) in order to be considered an enrolled new student for reporting purposes.  Use of the new definition resulted in 488 fewer new students being included in the applicable reporting metrics for the three months ended September 30, 2015 than would have been included using the previous definition. The new student definition impacts the new student enrollment number and the total student enrollment number for periods and dates beginning with the third quarter of 2015, and will impact the persistence rate for dates after September 30, 2015.  Prior period information for these metrics has not been modified, since the updated definition of new student was not in effect during those prior periods.  The company’s accounting policies for revenue recognition are not based on the definition of a new student and, therefore, the company’s revenue recognition is not impacted by this revised definition.

(B)	Persistence rate represents the number of Continuing Students in the academic term, divided by the Total Student Enrollment in the immediately preceding academic term.
(C)
With respect to the private education loans as of September 30, 2015, the amount included $9.0 million classified as current, and $65.9 million classified as non-current.  With respect to the private education loans as of September 30, 2014, the amount included $10.3 million classified as current, and $84.3 million classified as non-current.

(D)
With respect to the PEAKS Trust Senior Debt as of September 30, 2015, the amount included $20.5 million classified as current, and $27.4 million classified as non-current.  With respect to the PEAKS Trust Senior Debt as of September 30, 2014, the amount included $96.5 million classified as current, and $44.0 million classified as non-current.

(E)
With respect to the CUSO Secured Borrowing Obligation as of September 30, 2015, the amount included $20.1 million classified as current, and $91.5 million classified as non-current.  With respect to the CUSO Secured Borrowing Obligation as of September 30, 2014, the amount included $20.7 million classified as current, and $101.9 classified as non-current.

Based on various assumptions, including the historical and projected performance and collection of the student loans held by the PEAKS Trust and the CUSO, the company reported that its current estimate of the payments it may have to make under the PEAKS guarantee and the CUSO risk sharing agreement (the “CUSO RSA”), in the aggregate, are approximately:

•	$43.9 million in 2015 (of which $38.4 million was paid in the nine months ended September 30, 2015);
•	$25.3 million in 2016;
•	$13.4 million in 2017; and
•	$86.1 million in 2018 and later, which amount includes an approximately $13.2 million payment in 2020 under the PEAKS guarantee.

These estimated payment amounts are net of estimated aggregate recoveries of approximately $5.9 million under the CUSO RSA, which the company expects to offset against amounts due by it under the CUSO RSA over these periods.  The company urges readers to review the company’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2015 when it is filed with the U.S. Securities and Exchange Commission, which report will contain additional information regarding these estimated payment amounts, including the assumptions used, the estimates of the type of payments, regular or discharge, and estimated recoveries, under the CUSO RSA and the estimated different payment amounts if the assumptions regarding the forms of payments made under the CUSO RSA are not realized.

ITT Educational Services, Inc. will conduct a conference call with financial analysts to discuss its 2015 third quarter earnings at 11:00 am (ET) this morning.  The public is invited to listen to a live webcast of the conference call.  The webcast may be accessed by following the “Live Webcast” directions on ITT/ESI’s website at www.ittesi.com.

Except for the historical information contained herein, the matters discussed in this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Forward-looking statements are made based on the current expectations and beliefs of the company’s management concerning future developments and their potential effect on the company. The company cannot assure you that future developments affecting the company will be those anticipated by its management. These forward-looking statements involve a number of risks and uncertainties. Among the factors that could cause actual results to differ materially are the following: the impact of the company’s late filings with the SEC, including the 2014 Form 10-K and the first quarter 2015 Form 10-Q; the impact of adverse actions by the U.S. Department of Education (“ED”) related to certain deficiencies, the action by the U.S. Securities and Exchange Commission against the company and the company’s failure to submit its 2013 audited financial statements and 2013 compliance audits with the ED by the due date; the impact of the consolidation of variable interest entities on the company and the regulations, requirements and obligations that it is subject to; the inability to obtain any required amendments or waivers of noncompliance with covenants under the company’s financing agreement; the company’s inability to remediate material weaknesses, or the discovery of additional material weaknesses, in the company’s internal control over financial reporting; the company’s exposure under its guarantees related to private student loan programs; the outcome of litigation, investigations and claims against the company; the failure of potential settlements to be approved and finalized on the terms proposed or initially agreed to; the effects of the cross-default provisions in the company’s financing agreement; changes in federal and state governmental laws and regulations with respect to education and accreditation standards, or the interpretation or enforcement of those laws and regulations, including, but not limited to, the level of government funding for, and the company’s eligibility to participate in, student financial aid programs utilized by the company’s students; business conditions in the postsecondary education industry and in the general economy; the company’s failure to comply with the extensive education laws and regulations and accreditation standards that it is subject to; effects of any change in ownership of the company resulting in a change in control of the company, including, but not limited to, the consequences of such changes on the accreditation and federal and state regulation of its campuses; the company’s ability to implement its growth strategies; the company’s ability to retain or attract qualified employees to execute its business and growth strategies; the company’s failure to maintain or renew required federal or state authorizations or accreditations of its campuses or programs of study; receptivity of students and employers to the company’s existing program offerings and new curricula; the company’s ability to repay moneys it has borrowed; the company’s ability to collect internally funded financing from its students; and other risks and uncertainties detailed from time to time in the company’s filings with the U.S. Securities and Exchange Commission. The company undertakes no obligation to update or revise any forward-looking information, whether as a result of new information, future developments or otherwise.

FOR FURTHER INFORMATION:

COMPANY:                                                                                                     WEB SITE:
Nicole Elam, Vice President                                                                            www.ittesi.com
(317) 706-9200

ITT EDUCATIONAL SERVICES, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(Dollars in thousands, except per share data)
(unaudited)

	As of
	September 30, 2015	December 31, 2014	September 30, 2014
Assets
Current assets:
Cash and cash equivalents	$131,461	$135,937	$204,227
Restricted cash	5,675	6,040	5,974
Accounts receivable, net	42,848	46,383	68,587
Private education loans, net	8,984	10,584	10,339
Deferred income taxes	25,764	34,547	51,053
Prepaid expenses and other current assets	77,571	57,923	48,478
Total current assets	292,303	291,414	388,658

Property and equipment, net	148,606	157,072	155,459
Private education loans, excluding current portion, net	65,938	80,292	84,272
Deferred income taxes	66,758	68,041	69,685
Collateral deposits	97,874	97,932	8,737
Other assets	56,992	54,409	60,695
Total assets	$728,471	$749,160	$767,506

Liabilities and Shareholders' Equity
Current liabilities:
Current portion of long-term debt	$89,011	$9,635	$50,000
Current portion of PEAKS Trust senior debt	20,534	37,545	96,516
Current portion of CUSO secured borrowing obligation	20,121	20,813	20,662
Accounts payable	65,829	67,848	80,479
Accrued compensation and benefits	18,704	12,264	18,157
Other current liabilities	58,333	27,050	27,838
Deferred revenue	121,310	147,475	144,017
Total current liabilities	393,842	322,630	437,669

Long-term debt, excluding current portion	0	86,714	0
PEAKS Trust senior debt, excluding current portion	27,422	38,658	44,000
CUSO secured borrowing obligation, excluding current portion	91,450	100,194	101,880
Other liabilities	58,193	52,959	52,422
Total liabilities	570,907	601,155	635,971

Shareholders' equity:
Preferred stock, $.01 par value,
5,000,000 shares authorized, none issued	0	0	0
Common stock, $.01 par value, 300,000,000 shares authorized, 37,068,904 issued	371	371	371
Capital surplus	179,922	198,883	196,105
Retained earnings	982,709	969,670	954,753
Accumulated other comprehensive income	487	1,201	2,432
Treasury stock, 13,394,898, 13,619,010 and 13,619,729 shares at cost	(1,005,925)	(1,022,120)	(1,022,126)
Total shareholders' equity	157,564	148,005	131,535
Total liabilities and shareholders' equity	$728,471	$749,160	$767,506

ITT EDUCATIONAL SERVICES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(Dollars in thousands, except per share data)
(unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2015	2014	2015	2014

Revenue	$203,178	$242,561	$647,384	$718,580

Costs and expenses:
Cost of educational services	93,274	117,539	298,692	353,930
Student services and administrative expenses	84,622	100,440	266,282	297,225
Goodwill impairment	5,203	0	5,203	0
Settlements and legal and professional fees related to certain lawsuits, investigations and accounting matters	6,813	11,269	20,104	25,196
Loss related to loan program guarantees	0	2,019	0	2,019
Provision for private education loan losses	754	4,511	5,311	13,582
Total costs and expenses	190,666	235,778	595,592	691,952

Operating income	12,512	6,783	51,792	26,628
Gain on consolidation of variable interest entity	0	16,631	0	16,631
Interest income	22	17	57	51
Interest (expense)	(9,709)	(5,831)	(30,088)	(18,995)
Income before provision for income taxes	2,825	17,600	21,761	24,315
Provision for income taxes	1,137	7,278	8,910	9,979

Net income	$1,688	$10,322	$12,851	$14,336

Earnings per share:
Basic	$0.07	$0.44	$0.54	$0.61
Diluted	$0.07	$0.44	$0.54	$0.60

Supplemental Data:
Cost of educational services	45.9%	48.5%	46.1%	49.3%
Student services and administrative expenses	41.6%	41.4%	41.1%	41.4%
Goodwill impairment	2.6%	0.0%	0.8%	0.0%
Settlements and legal and professional fees related to certain lawsuits, investigations and accounting matters	3.4%	4.6%	3.1%	3.5%
Loss related to loan program guarantees	0.0%	0.8%	0.0%	0.3%
Provision for private education loan losses	0.4%	1.9%	0.8%	1.9%
Operating margin	6.2%	2.8%	8.0%	3.7%
Student enrollment at end of period	48,231	57,101	48,231	57,101
Campuses at end of period	140	148	140	148
Shares for earnings per share calculation:
Basic	23,692,000	23,483,000	23,625,000	23,463,000
Diluted	23,937,000	23,703,000	23,947,000	23,777,000

Effective tax rate	40.2%	41.4%	40.9%	41.0%

ITT EDUCATIONAL SERVICES, INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)
(unaudited)

	Three Months		Nine Months
	Ended September 30,		Ended September 30,
	2015	2014	2015	2014
Cash flows from operating activities:
Net income	$1,688	$10,322	$12,851	$14,336
Adjustments to reconcile net income to net cash flows
from operating activities:
Depreciation and amortization	4,816	5,537	16,858	18,507
Provision for doubtful accounts	6,879	16,830	27,754	47,212
Deferred income taxes	(4,170)	25,046	8,253	23,036
Stock-based compensation expense	1,266	2,667	4,526	7,529
Goodwill impairment	5,203	0	5,203	0
Accretion of discount on private education loans	(2,818)	(2,727)	(8,847)	(9,099)
Accretion of discount on long-term debt	386	0	1,162	0
Accretion of discount on PEAKS Trust senior debt	1,455	1,788	4,475	4,770
Accretion of discount on CUSO secured borrowing obligation	201	0	634	0
Provision for private education loan losses	754	4,511	5,311	13,582
(Gain) on consolidation of variable interest entity	0	(16,631)	0	(16,631)
Other	(265)	(250)	(680)	(678)
Changes in operating assets and liabilities, net of acquisition:
Restricted cash	1,261	(468)	365	2,400
Accounts receivable	(4,523)	(16,480)	(24,219)	(15,498)
Private education loans	6,245	4,221	19,490	12,314
Accounts payable	(10,446)	4,561	(4,056)	22,458
Other operating assets and liabilities	11,618	(18,591)	10,404	(28,021)
Deferred revenue	1,742	12,786	(26,165)	(4,614)
Net cash flows from operating activities	21,292	33,122	53,319	91,603

Cash flows from investing activities:
Capital expenditures, net	(3,310)	(1,798)	(5,819)	(4,455)
Acquisition of company	0	(153)	0	(5,186)
Collateralization of letters of credit	0	(109)	60	(109)
Proceeds from repayment of notes	0	100	0	293
Purchase of investments	(1)	(1)	(2)	(2)
Net cash flows from investing activities	(3,311)	(1,961)	(5,761)	(9,459)

Cash flows from financing activities:
Repayment of long-term debt	(3,500)	0	(8,500)	0
Repayment of PEAKS Trust senior debt	(7,525)	(51,706)	(32,551)	(92,776)
Repayment of CUSO secured borrowing obligation	0	0	(10,351)	0
Common shares tendered for taxes	(127)	(184)	(632)	(912)
Net cash flows from financing activities	(11,152)	(51,890)	(52,034)	(93,688)

Net change in cash and cash equivalents	6,829	(20,729)	(4,476)	(11,544)

Cash and cash equivalents at beginning of period	124,632	224,956	135,937	215,771

Cash and cash equivalents at end of period	$131,461	$204,227	$131,461	$204,227